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                                                                    EXHIBIT 10.5

                               139 TOWNSEND STREET

                                  OFFICE LEASE


        THIS LEASE is dated for reference purposes only as of March 25, 1997, between SOMA PARTNERS, L.P., a California limited partnership ("Landlord"), and MICROMUSE INC., a Delaware corporation ("Tenant").


                              W I T N E S S E T H:

      Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises described in Paragraph 1(g) below, for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth.

        1. DEFINITIONS. In addition to terms that are defined elsewhere in this Lease, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

               (a) The term "Base Expense Year" shall mean the calendar year set forth in Paragraph G of the Summary of Lease Terms.

               (b) The term "Base Tax Year" shall mean the calendar year set forth in Paragraph H of the Summary of Lease Terms.

               (c) The term "Building" shall mean the office building located at 139 Townsend Street in San Francisco, California.

               (d) The term "Building Standard Improvements" shall mean those improvements installed in the Premises at Landlord's expense.

               (e) The term "Land" means the parcels) of land on which the Building and the connected underground garage are located.

               (f) The term "Operating Expenses" shall mean the total costs and expenses incurred by Landlord in connection with the management, operation, maintenance, repair and ownership of the Real Property (as defined in Paragraph 1(h) hereof), including, without limitation, the following costs: (1) salaries, wages, bonuses and other compensation (including hospitalization, medical, surgical, retirement plan, pension plan, union dues, life insurance, including group life insurance, welfare and other fringe benefits, and vacation, holidays and other paid absence benefits) relating to employees of Landlord or its agents engaged in the management, operation,


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repair, or maintenance of the Real Property and costs of training such employees; (2) payroll, social security, workers, compensation, unemployment and similar taxes with respect to such employees of Landlord or its agents, and the cost of providing disability or other benefits imposed by law or otherwise, with respect to such employees; (3) uniforms (including the cleaning, replacement and pressing thereof) provided to such employees; (4) premiums and other charges incurred by Landlord with respect to fire, other casualty, boiler and machinery, theft, rent interruption liability insurance, any other insurance as is deemed necessary or advisable in the reasonable judgment of Landlord, or any insurance required by the holder of any Superior Interest (as defined in Paragraph 15), all in such amounts as Landlord determines to be appropriate, and, after the Base Year, costs of repairing an insured casualty to the extent of the deductible amount under the applicable insurance policy; (5) water charges and sewer rents or fees; (6) license, permit and inspection fees and charges; (7) sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Real Property and building systems and equipment; (8) telephone, telegraph, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance, or repair of the Real Property; (9) management fees (subject to the limitation set forth in clause (xi) below) and expenses (including fees and expenses for accounting, financial management, data processing and information services) and costs of tenant service programs; (10) repairs to and physical maintenance of the Real Property, including building systems and appurtenances thereto and normal repair and replacement of worn-out equipment, facilities and installations, but excluding the replacement of major building systems (except to the extent otherwise included as an Operating Expense pursuant to this Paragraph 1(f)); (11) janitorial, window cleaning, guard, extermination, water treatment, rubbish removal, plumbing and other services and inspection or service contracts for elevator, electrical, mechanical, sanitary, heating, ventilation and air conditioning, and other building equipment and systems or as may otherwise be necessary or proper for the operation or maintenance of the Real Property; (12) supplies, tools, materials and equipment used in connection with the operation, maintenance or repair of the Real Property; (13) accounting, legal and other professional, consulting or service fees and expenses; (14) painting the exterior or the public or common areas of the Building and the cost of maintaining the sidewalks, landscaping and other common areas of the Real Property; (15) all costs and expenses for electricity, chilled water, air conditioning, water for heating, gas, fuel, steam, heat, lights, sewer service, communications service, power and other energy related utilities required in connection with the operation, maintenance and repair of the Real Property; (16) the cost of any capital improvements made by Landlord to the Real Property or capital assets acquired by Landlord after the Base Year required under any governmental law, regulation or


                                       2.


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insurance requirement with which Real Property was not required to comply during the Base Year, such cost or allocable portion to be amortized over the useful life thereof, together with interest on the unamortized balance at a rate per annum equal to the Reference Rate (as defined in Paragraph 3(d) hereof) charged at the time such capital improvements or capital assets are constructed or acquired or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements or capital assets, but in either case not more than the maximum rate permitted by law at the time such capital improvements or capital assets are constructed or acquired; (17) the cost of any capital improvements made by Landlord to the Building or capital assets acquired by Landlord after the Base Year for the protection of the health and safety of the occupants of the Real Property or that are designed to reduce other Operating Expenses, such cost or allocable portion thereof to be amortized over the useful life thereof (except that Landlord may include as an Operating Expense in any calendar year a portion of the cost of such a capital improvement or capital asset equal to Landlord's estimate of the amount of the reduction of other Operating Expenses in such year resulting from such capital improvement or capital asset), together with interest on the unamortized balance at a rate per annum equal to the Reference Rate charged at the time such capital improvements or capital assets are constructed or acquired or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements or capital assets, but in either case not more than the maximum rate permitted by law at the time such capital improvements or capital assets are constructed or acquired; (18) the cost of furniture, window coverings, carpeting, decorations, landscaping and other customary and ordinary items of personal property provided by Landlord for use in common areas of the Real Property or in the Building office (to the extent that such Building office is dedicated to the operation and management of the Real Property), such costs to be amortized over the useful life thereof; (19) the cost of any capital improvements made by Landlord to the Real Property or capital assets acquired by Landlord after the Base Year to the extent that the cost of any such improvement or asset is less than ten thousand dollars ($10,300); (20) the cost of any capital improvements made by Landlord to the Real Property or capital assets acquired by Landlord after the Base Year which have a useful life of five (5) years or less (and the cost of which is not otherwise included in Operating
Costs pursuant to this Paragraph 1(f)), such cost to be amortized over the useful life thereof, together with interest on the unamortized balance at a rate per annum equal to the Reference Rate charged at the time such capital improvements or capital assets are constructed or acquired or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements or capital assets, but in either case not more than the maximum rate permitted by law at the time such

                                       3.

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capital improvements or capital assets are constructed or acquired; (21) any such expenses and costs resulting from substitution of work, labor, material or services in lieu of any of the above itemizations, or for any such additional work, labor services or material resulting from compliance with any governmental laws, rules, regulations or orders applicable to the Real Property or any part thereof; (22) property management office rent or rental value; and (23) cost of operation, repair and maintenance of the parking facility serving the Building, including resurfacing, restriping and cleaning.

        To the extent costs and expenses described above relate to both the Real Property and other property, such costs and expenses shall, in determining the amount of Operating Expenses, be equitably allocated as Landlord may determine in good faith to be appropriate.

                Operating Expenses shall not include the following: (i) depreciation on the Building; (ii) debt service; (iii) rental under any ground or underlying lease; (iv) interest (except as expressly provided in this Paragraph 1(f)); (v) Real Property Taxes; (vi) attorneys' fees and expenses incurred in connection with lease negotiations with prospective Building tenants or in connection with disputes with tenants or other occupants of the Building or enforcement of any leases or defense of Landlord's title to or interest in the Building; (vii) the cost of any improvements or equipment which would be properly classified as capital expenditures (except for any capital expenditures expressly included in Operating Expenses pursuant to this Paragraph 1(f));
(viii) the cost of decorating, improving for tenant occupancy, painting or redecorating portions of the Building to be demised to tenants; (ix) advertising expenses relating to vacant space; (x) real estate brokers' or other leasing commissions; (xi) property management fees to the extent in excess of two and one-quarter percent (2.25%) of aggregate annual base rent for the Real Property in any year; (xii) cost of repairing casualty damage to the extent of insurance proceeds received by Landlord; (xiii) executive salaries and general overhead expenses not related to the Building; (xiv) interest, penalties or other costs arising out of Landlord's failure to make timely payment of its obligations;
(xv) the cost of any service provided to Tenant or other occupants of the Building to the extent Landlord is reimbursed for such costs; (xvi) amounts paid to subsidiaries or affiliates of Landlord for management or other services or for supplies or other materials to the extent in excess of the amounts which would have been paid for the same services, supplies or materials to an unaffiliated third party on arms'-length terms under then-existing market conditions; and (xvii) costs incurred to cleanup, abate, remove or otherwise remedy hazardous substances (as defined in Paragraph 7(b)) from the Land to the extent such hazardous substances either (A) were spilled or released in or on the Land prior to the Commencement Date, or (B) were spilled or released in or on the Land by Landlord.

                                       4.

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               (g) The term "Premises" shall mean the space in the Building designated by cross-hatching on the floor plan(s) attached hereto as Exhibit A (exclusive of the areas, if any, shown by shading) and situated on the floor(s) of the Building specified in Paragraph D of the Summary of Lease Terms, together with the appurtenant right to the use, in common with others, of lobbies, entrances, stairs, elevators and other public portions of the Building. The Premises shall include the space on the Mezzanine Level of the Building as shown on Exhibit A (the "Mezzanine Space") and the space on the 5th Floor of the Building as shown on Exhibit A (the "5th Floor Space"). Landlord and Tenant agree that the premises contain the number of square feet of rentable area specified in Paragraph E of the Summary of Lease Terms. All the outside walls and windows of the Premises and any space in the premises used for shafts, stacks, pipes, conduits, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord.

                (h) The term "Real Property" shall mean, collectively, the Land, the Building, the connected parking garage, and the other improvements on the Land.

                (i) The term "Real Property Taxes" shall mean all taxes, Assessments (whether general or special), excises, transit charges, housing fund assessments or other housing charges, levies or fees, ordinary or extraordinary, unforeseen as well as foreseen, of any kind, which are assessed, levied, charged, confirmed or imposed on the Real Property or any part thereof, on the Landlord with respect to the Real Property, on the act of entering into this Lease or any other lease of space in the Real Property, on the use or occupancy of the Real Property or any part thereof, with respect to services or utilities consumed in the use, occupancy or operation of the Real Property, or on or measured by the rent payable under this Lease or in connection with THE business of renting space in the Real Property, including, without limitation, any gross income tax or excise tax levied with respect to the receipt of such rent, by the United States of America, the State of California, the City and County of San Francisco, any political subdivision, public corporation, district or other political or public entity or public authority, and shall also include any other tax, fee or other excise, however described, which may be levied or assessed in lieu of, as a substitute (in whole or in part) for, or as an addition to, any other Real Property Taxes. Real Property Taxes shall include reasonable attorneys' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Property Taxes.

                Real Property Taxes shall not include income, franchise, transfer, inheritance or capital stock taxes, unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord in lieu of, as a substitute

                                       5.

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(in whole or in part) for, or as an addition to, any other charge which would otherwise constitute a part of Real Property Taxes. Real Property Taxes shall not include interest or penalties assessed for nonpayment or late payment. Landlord and Tenant acknowledge and agree that certain other buildings exist or encroach upon the Land, that Tenant shall have no liability as to any item of Real Property Taxes attributable or allocable to, or assessed against, buildings other than the Building and that Landlord's good faith determination of the proper allocation of any item of Real Property Taxes allocable to buildings other than the Building shall be binding on Landlord and Tenant.

                (j) The term "Rental" shall include the Basic Monthly Rental set forth in Paragraph J of the Summary of Lease Terms, all additional rent, and any other charges payable by Tenant to Landlord hereunder.

                (k) The term "Tenant's Extra Improvements" shall mean those improvements in addition to Building Standard Improvements which are to be installed in the Premises.

                (1) The term "Tenant's Percentage Share" shall mean the percentage figure specified in Paragraph F of the Summary of Lease Terms (subject to Landlord's right, from time to time, to adjust such percentage to reflect accurate measurements of the Premises or other portions of the Building and/or to reflect changes in Landlord's standard common area load factor).

        2. TERM.

                (a) Subject to Paragraph 2(c) hereof, the term of this Lease shall commence and, unless ended sooner as herein provided, shall expire on the dates respectively specified in Paragraph I of the Summary of Lease Terms (respectively referred to hereinafter as the "Commencement Date" and the "Expiration Date").

                (b) Tenant shall accept the Premises "as is" on the Commencement Date or the Early Occupancy Date if applicable. Landlord has no actual knowledge of any material defect in the Building systems as of the date of this Lease. Landlord shall have no obligation to construct or install any improvements in the Premises. Tenant acknowledges that Tenant's possession of the Premises shall constitute Tenant's acknowledgment that the Premises are in all respects in the condition in which Landlord is required to deliver the Premises to Tenant under this Lease and that Tenant has examined the Premises and is fully informed to Tenant's satisfaction of the physical and environmental condition and the utility of the Premises. Tenant acknowledges that Landlord, its agents and employees and other persons acting on behalf of Landlord have made no representation or warranty of any kind in connection with any matter relating to the physical or environmental condition, value, fitness, use or zoning of the

                                       6.

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Premises upon which Tenant has relied directly or indirectly for any purpose, except as specifically set forth in this Lease.

               (c) If Landlord for any reason whatsoever cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, no obligation of Tenant shall be affected hereby and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. Landlord agrees to use diligent efforts (including, if necessary in Landlord's reasonable judgment, institution of unlawful detainer proceedings) to recover possession of the 5th Floor Space from the existing tenant thereof as promptly as practicable after the expiration of the existing tenant's lease (April 30, 1997). If Landlord has not delivered possession of the Premises by November 1, 1997, Tenant may terminate this Lease by notice to Landlord.

               (d) Tenant shall have the right, upon and subject to the terms of this Paragraph 2(d), to occupy all or any part of the Mezzanine Space at any time after this Lease shall have been executed and delivered by Landlord and Tenant, provided that (i) Tenant shall have made the payment required pursuant to Paragraph 3(e) hereof, (ii) Tenant shall have delivered to Landlord, and Landlord shall have approved, the certificates of insurance described in Paragraph 14(d), and (iii) Tenant shall have given Landlord not less than five
(5) business days notice of Tenant's intent to take early occupancy. The date on which Tenant takes occupancy pursuant to this Paragraph 2(d) is referred to herein as the "Early Occupancy Date." From and after the Early Occupancy Date, all of the terms of this Lease, to the extent applicable to the Mezzanine Space, shall be in full force and effect and Landlord and Tenant shall observe all such terms, except that Tenant shall not be required to pay Basic Monthly Rental prior to the Commencement Date.

        3.     RENTAL; SECURITY DEPOSIT.

               (a) Tenant agrees to pay to Landlord as Basic Monthly Rental for the Premises the sum specified in Paragraph J of the Summary of Lease Terms. Notwithstanding the foregoing, Tenant shall have no obligation to pay the portion of the Basic Monthly Rental allocable to the Mezzanine Space ($6,195 per month) during the period from the Commencement Date through October 31, 1997; during such period, the Basic Monthly Rental shall be $14,802.

               (b) Basic Monthly Rental shall be paid to Landlord, in advance, on or before the first day of each and every successive calendar month during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Basic Monthly Rental for the first and/or last fractional months of the term shall be

                                       7.

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appropriately prorated. All such prorations shall be made on the basis of a
360-day year consisting of twelve 30-day months.

                (c) (intentionally omitted)

                (d) Rental shall be paid to Landlord without notice, demand, deduction or offset in lawful money of the United States in immediately available funds or by good check as described below at the office of Landlord at Landlord's address for notices specified in the Summary of Lease Terms, or to such other person or at such other place as Landlord from time to time may designate in writing. Payments made by check must be drawn either on a California financial institution or on a financial institution that is a member of the federal reserve system. All amounts of Rental, if not paid within three
(3) days of the date when due, shall bear interest from the due date until paid at an annual rate of interest (the "Interest Rate") equal to the lesser of (i) the maximum annual interest rate allowed by law on such due date for business loans (not primarily for personal, family or household purposes) not exempt from the usury law, or (ii) a rate equal to the sum of five (5) percentage points over the publicly announced reference rate (the "Reference Rate") charged on such due date by the San Francisco Main Office of Bank of America NT & SA (or any successor bank thereto) (or if there is no such publicly announced rate, the rate quoted by such bank in pricing ninety (90) day commercial loans to substantial commercial borrowers). In addition, Tenant acknowledges that late payment by Tenant to Landlord of Rental will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and/or note secured by an encumbrance covering the Premises. Therefore, if any installment of Rental due from Tenant is not received within ten (10) days of when due, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue Rental as a late charge; provided that, if Rental is not paid when due three (3) times during the term of this Lease, then thereafter Tenant shall not be entitled to such ten (10) day grace period, and such late charge shall be assessed on any Rental not paid by 5:00 p.m. on the date due. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment of Rental by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.

               (e) Upon signing this Lease, Tenant shall pay to Landlord (a) an amount equal to the Basic Monthly Rental for the seventh (7th) full calendar month of the term of this Lease, which amount Landlord shall apply to the Basic Monthly Rental for such seventh (7th) month, and (b) the amount of the security

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deposit specified in Paragraph L of the Summary of Lease Terms (the "Deposit").
The Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay any Rental, or otherwise defaults with respect to any provision of this Lease, Landlord may (but shall not be obligated to) use, apply or retain all or any portion of the Deposit for the payment of any Rental in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, Tenant shall within ten (10) days after demand therefor deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant's failure to do so shall, at Landlord's option, be an Event of Default (as defined in Paragraph 18(a)) under this Lease. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof and after Tenant has vacated the Premises. Landlord's return of the Deposit or any part thereof shall not be construed as an admission that Tenant has performed all of its obligations under this Lease. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

        4. TENANT'S SHARE OF OPERATING EXPENSES AND REAL PROPERTY TAXES.

               (a) in addition to the Basic Monthly Rental payable during the term of this Lease, Tenant shall pay to Landlord, as additional rent, Tenant's Percentage Share of (i) the amount, if any, by which Operating Expenses paid or incurred by Landlord in any calendar year subsequent to the Base Expense Year exceed the amount of operating Expenses paid or incurred by Landlord during the Base Expense Year, and (ii) the amount, if any, by which Real Property Taxes paid or incurred by Landlord in any calendar year subsequent to the Base Tax Year exceed the amount of Real Property Taxes paid or incurred by Landlord during the Base Tax Year. Notwithstanding the foregoing, if the Building is less than 100% occupied in any year during the term of this Lease, Operating Expenses and Real Property Taxes for such year shall be adjusted, for purposes of the foregoing calculation, to the amount which they would have been if the Building had been 100% occupied. If it shall not be lawful for Tenant to reimburse Landlord for any increase in Real Property Taxes as defined herein, the Basic Monthly Rental payable to Landlord prior to the imposition of such increases in Real Property Taxes shall be increased to net Landlord the same net Basic Monthly Rental after imposition of such increases in Real Property Taxes as

                                       9.

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would have been received by Landlord prior to the imposition of such increases in Real Property Taxes.

               (b) During December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of the amounts payable pursuant to Paragraph 4(a) above for the succeeding calendar year. On or before the first day of each month during the succeeding calendar year, Tenant shall pay to Landlord, as additional rent, one twelfth (1/12) of such estimated amounts. If Landlord fails to deliver such notice to Tenant in December, Tenant shall continue to pay Tenant's Percentage Share of increases in Operating Expenses and Real Property Taxes on the basis of the prior year's estimate until the first day of the next calendar month after such notice is given, provided that on such date Tenant shall pay to Landlord the amount of such estimated adjustment payable to Landlord for prior months during the year in question, less any portion thereof previously paid by Tenant. If at any time it appears to Landlord that the amounts payable under this paragraph 4(b) for the current calendar year will vary from Landlord's estimate, Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

               (c) (i) within ninety (90) days after the close of each calendar year or AS soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of the amounts payable under subparagraph (a) above for such calendar year (the "annual statement") and such annual statement shall be final and binding upon Landlord and Tenant, subject to the terms of Paragraph 4(c)(ii) below. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of the statement. If on the basis of such statement Tenant has paid to Landlord an amount in excess of the amounts payable under subparagraph (a) above for the preceding calendar year and Tenant is not in default in the performance of any of its covenants under this Lease, then Landlord, at its option, shall either promptly refund such excess to Tenant or credit the amount thereof to the Basic Monthly Rental next becoming due from Tenant until such credit has been exhausted.

        (ii) Tenant shall have the right, during the ninety (90) day period following delivery of an annual statement, at Tenant's sole cost to review in Landlord's offices Landlord's records of Operating Expenses and Real Property Taxes for the subject calendar year. Such review shall be carried out only by regular employees of Tenant or by a major national or regional firm of certified public accountants, and not by any other third party. If, as of the ninetieth day after delivery to Tenant of an annual statement, Tenant shall not have delivered to Landlord an objection statement (as defined below), then such annual

                                       10.

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statement shall be final and binding upon Landlord and Tenant, and Tenant shall have no further right to object to such annual statement. If within such ninety
(90) day period, Tenant delivers to Landlord a written statement specifying objections to such annual statement (an "objection statement"), then Tenant and Landlord shall meet to attempt to resolve such objection within thirty (30) days after delivery of the objection statement. If such objection is not resolved within such thirty (30) day period, then Tenant shall have the right, at Tenant's cost, to require that the dispute be submitted to binding determination by an independent certified public accountant ("CPA") approved by Landlord and Tenant. Landlord shall reimburse Tenant for the reasonable charges of the CPA in connection with such binding determination if, but only if, (A) the CPA shall have determined that the aggregate amount of all Operating Expenses and Real Property Taxes payable by Tenant for the subject year in accordance with the annual statement exceeds one hundred five percent (105%) of the aggregate amount of all Operating Expenses and Real Property Taxes payable by Tenant for the subject year in accordance with the CPA's determination, and (B) the discrepancy between such amount as set forth in the annual statement and such amount as set forth in the CPA's determination is a result of the gross negligence or willful misconduct of Landlord. Landlord and Tenant agree that such determination by a CPA shall be the exclusive method of resolving disputes under this Paragraph 4(c). If Tenant does not elect, by notice to Landlord within one hundred fifty
(150) days after delivery of the annual statement, to require such binding determination, then the annual statement shall be final and binding. So long as any such dispute remains unresolved, Tenant shall not be obligated to pay Landlord the disputed amount, but shall pay all other amounts payable in accordance with this Paragraph 4(c).

               (d) If this Lease terminates on a day other than the last day of a calendar year, the amounts payable by Tenant under Paragraph 4(a) above with respect to the calendar year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such calendar year, to and including such termination date, bears to 360. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Paragraph 4(c) above to be performed after such termination.

               (e) It is the intention of Landlord and Tenant that the Basic Monthly Rental paid to Landlord throughout the term of this Lease shall be absolutely net of all increases, respectively, in Real Property Taxes over Real Property Taxes for the Base Tax Year and of Operating Expenses over Operating Expenses for the Base Expense Year, and the foregoing provisions of this Paragraph 4 are intended to so provide.

        5. OTHER TAXES PAYABLE BY TENANT. Tenant shall reimburse Landlord upon demand for any and all taxes, but not including

                                       11.

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Real Property Taxes, payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto:

               (a) imposed upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Building Standard Improvements made by Landlord, regardless of title to such improvements shall be in Tenant or Landlord;

               (b) imposed upon or measured by the Basic Monthly Rental payable hereunder, including, without limitation, any gross income tax or excise tax levied by the City and County of San Francisco, the State of California, the federal government or any other governmental body with respect to the receipt of such rental;

               (c) imposed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or

               (d) imposed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

        In the event that it shall not be lawful for Tenant to so reimburse Landlord, the Basic Monthly Rental payable to Landlord under this Lease shall be revised to net Landlord the same income after imposition of any such tax upon Landlord as would have been received by Landlord hereunder prior to the imposition of any such tax.

        6. USE. Tenant agrees to use the Premises for general office purposes and agrees not to use nor permit the use of the Premises or any part thereof for any other purpose. Tenant agrees not to do or permit to be done in or about the Premises or the Building, nor to bring or keep or permit to be brought or kept in or about the Premises or the Building, anything which is prohibited by or will in any way conflict with any law, statute or governmental regulation now or hereafter in effect, or which would subject Landlord or Landlord's agents to any liability, or which is prohibited by the standard form of fire insurance policy, or which will in any way increase the existing rate of (or otherwise affect) fire or any other insurance on the Building or any of its contents. If any act or omission of Tenant results in any such increase in premium rates, Tenant shall pay to Landlord, as additional rent, upon demand the amount of such increase. Tenant agrees not to do or permit to be done anything in, on or about the Premises or the Building which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy

                                       12.

them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance in, on or about the Premises or the Building, nor to use or permit to be used any loudspeaker or other device, system or apparatus which can be heard outside the Premises without the prior written consent of Landlord nor to permit any objectionable odors, bright lights or electrical or radio interference which may annoy or interfere with the rights of other tenants of the Building or the public. Tenant agrees not to commit or suffer to be committed any waste in or upon the Premises. The provisions of this Paragraph 6 are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Building.

        7. COMPLIANCE WITH LAWS/ENVIRONMENTAL MATTERS.

               (a) Tenant agrees at its sole cost and expense to promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter constituted; with any direction or occupancy certificate issued pursuant to law by any public officer; and with the provisions of all recorded documents affecting the Premises, insofar as any thereof relates to or affects the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements, acts or particular use of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether Landlord be a party thereto or not) that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. If Tenant's use or operation of the Premises or any of Tenant's equipment therein requires a governmental permit, license or other authorization or any notice to any governmental agency, Tenant shall promptly provide a copy thereof to Landlord. Notwithstanding anything in this Lease to the contrary, Landlord, and not Tenant, shall be responsible for any action, with respect to the common areas of the Real Property, necessary to cause the Real Property to comply with the Americans with Disabilities Act and other applicable laws relating to access for the handicapped.

               (b) Tenant shall not bring or keep, or permit to be brought or kept, in the Premises or in or on the Real Property any hazardous substance (as hereinafter defined) other than reasonable quantities of normal office and janitorial supplies provided they are stored, used and disposed of in compliance with all applicable environmental laws (as hereinafter defined) Tenant shall not manufacture, generate, treat, handle, store or dispose of any hazardous substance in the Premises or in or on the Real Property, or use the Premises for any such purpose, or emit, release or discharge any hazardous substance into any air, soil, surface water or groundwater comprising the Premises or the Real Property, or permit any person using or occupying the Premises to do any of the foregoing. Tenant shall comply, and

                                              13.

shall cause all persons using or occupying the Premises to comply, with all environmental laws applicable to the Premises, the use or occupancy of the Premises or any operation or activity therein. As used in this Lease, "hazardous substance" shall mean any substance or material that is described as a toxic, hazardous, corrosive, ignitable, flammable or reactive substance, waste or material or a pollutant or contaminant, or words of similar import, in any of the environmental laws, and includes asbestos, petroleum, petroleum products, polychlorinated biphenyls, radon gas, radioactive matter, and chemicals which may cause cancer or reproductive toxicity. As used in this Lease, "environmental laws" shall mean all federal, state and local laws, ordinances, rules and regulations now or hereafter in force, as amended from time to time, in any way relating to or regulating human health or safety, or industrial hygiene or environmental conditions, or protection of the environment, or pollution or contamination of the air, soil, surface water or groundwater.

               (c) Tenant shall immediately furnish Landlord with any (i) notices received from any insurance company or governmental agency or inspection bureau regarding any unsafe or unlawful conditions within the Premises, and (ii) notices or other communications sent by or on behalf of Tenant to any person relating to environmental laws or hazardous substances.

               (d) Landlord is not aware of any violation of environmental laws respecting the Real Property and acknowledges that Landlord shall be responsible for correcting any such violation which exists as of the date hereof.

               (e) The provisions of this Paragraph 7 are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Building.

        8.     ALTERATIONS; LIENS.

               (a) Tenant agrees not to make or suffer to be made any alteration, addition or improvement to or of the Premises (hereinafter referred to as "Alterations"), or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Landlord's consent shall not be required for alterations ("Minor Alterations") which (i) do not require a building permit under applicable codes and (i) will not affect the structural components of the Building, will not affect the appearance of the Building or any part thereof outside of the Premises, and will not affect the Building systems, provided however that all other provisions of this Paragraph 8 shall apply to all Alterations, including Minor Alterations. Any such Alterations made by Tenant, including without limitation any nonmovable partitions or carpeting, shall become a part Of the Building and belong to Landlord; provided, however, that equipment, trade fixtures and movable furniture shall remain the


                                      14.

property of Tenant. If Landlord consents to the making of any Alterations, the same shall be designed by Tenant or its architect or engineer, and constructed or installed by Landlord or a contractor selected by Landlord at Tenant's expense (including expenses incurred in complying with applicable laws, including laws relating to the handling and disposal of ACM). Landlord shall assure that the cost of the Alterations does not exceed the range of competitive costs then prevailing for such work. Tenant shall use engineers and architects which are on Landlord's approved list of design professionals or are otherwise approved by Landlord in its reasonable discretion. All Alterations shall be made in accordance with plans and specifications approved in writing by Landlord and shall be designed and constructed in compliance with all applicable codes, laws, ordinances, rules and regulations. The design and construction of any Alterations shall be performed in accordance with Landlord's applicable rules, regulations and requirements. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of Tenant's plans and specifications, the design of any work, construction of any work, or delay in completion of any work. Except with respect to Minor Alterations, Tenant shall pay to Landlord a fee in the amount of seven percent (7%) of the cost of the Alterations for its review of plans and its management and supervision of the progress of the work. All sums due to the contractors and subcontractors performing the construction work, if paid by Landlord due to Tenant's failure to pay such sums when due, shall bear interest payable to Landlord at the Interest Rate until fully paid. Upon the expiration or sooner termination of this Lease, Tenant, at its expense, shall promptly remove any such Alterations made by Tenant and designated by Landlord so to be removed and repair any damage to the Premises caused by such removal; provided, however, that Tenant shall not be required to remove any Alteration as to which Landlord has waived such removal requirement at the time Landlord consented to such Alteration. Tenant shall use the general contractor designated by Landlord for such removal and repair.

     (b) Tenant agrees to keep the Premises and the Real Property free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. In the event that Tenant does not, within ten (10) days following the recording of notice of any such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant, as additional rent, on demand, together with interest at the Interest Rate from the date such expenses are incurred by



                                      15.

Landlord to the date of the payment thereof by Tenant to Landlord. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises, the Building, or the Real Property, from mechanic's and materialmen's and like liens. Tenant shall give Landlord at least ten (10) days' prior written notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices.

     9.   MAINTENANCE AND REPAIR.

          (a) By taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises. Tenant, at its expense, shall at all times keep the Premises and every part thereof and all equipment, fixtures and improvements therein in good and sanitary order, condition and repair (except insofar as such repair is Landlord's responsibility under Paragraph 9(b), damage thereto by fire, the perils of the extended coverage endorsement, and earthquake excepted, and Tenant waives all rights under, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law or ordinance now or hereafter in effect. Upon the expiration or sooner termination of this Lease, Tenant shall surrender the Premises and (unless designated by Landlord to be removed in accordance with Paragraph 8 above) all Alterations thereto to Landlord in the same condition as when received, ordinary wear and tear (except such as Tenant is obligated to repair to keep the Premises in good condition and repair) and damage thereto by fire, the perils of the extended coverage endorsement, and earthquake excepted. It is agreed that Landlord has no obligation, and has made no promises, to alter, add to, remodel, improve, repair, decorate or paint the Premises or any part thereof and that no representations respecting the condition of the Premises, the Building or the Real Property have been made by Landlord to Tenant except as may be specifically set forth herein. No representation or warranty, express or implied, is made with respect to (i) the condition of the Premises or the Building, (ii) the fitness of the Premises for Tenant's intended use, (iii) the degree of sound transfer within the Building, (iv) the absence of electrical or radio interference in the Premises or the Building, (v) the condition, capacity or performance of electrical or communications systems or facilities, or (vi) the absence of objectionable odors, bright lights or other conditions which may affect Tenant's use and enjoyment of the Premises or the Building.

          (b) Landlord agrees, at its expense (subject to Paragraph 4), to make all necessary repairs to the structure, the exterior (including walls, roof structure and roof covering), and the public and common areas of the Building and the building systems therein, and to maintain the same in reasonably good order and condition. Notwithstanding the


                                      16.

preceding sentence, any damage arising from the acts of Tenant, its agents, employees, contractors, or invitees shall be repaired by Landlord at Tenant's sole expense. Tenant shall pay Landlord on demand the cost of any such repair.


     10.  SERVICES.

          (a) Provided that no Event of Default (as defined in Paragraph 18(a) below) has occurred and is continuing and the Lease has not terminated, Landlord, subject to the terms of this Paragraph 10 and the Building Rules and Regulations attached hereto as Exhibit B and subject to applicable laws, regulations and rules of public utilities, shall furnish, to the Premises water, electrical power and elevator service; heating and air conditioning suitable for the comfortable use and occupation of the Premises (assuming normal office use thereof) during the period ("Business Hours") from 8:00 a.m. to 6:00 p.m. on weekdays (excluding holidays), or during such other period as may be prescribed by any applicable policies or regulations of any utility or governmental agency; and basic janitorial service on weekdays (excluding union holidays). Notwithstanding the foregoing, Tenant shall have access to the Premises and use of the elevator twenty-four (24) hours per day every day of the year. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the Building heating, ventilating and air conditioning systems. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rental by reason of Landlord's failure to furnish any of the foregoing or any other utilities or services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or disputes of any character, by the limitation, curtailment, rationing or restrictions on use of electricity, gas or any form of energy, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. No such failure and no interruption of utilities or services from any cause whatsoever shall constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damage or loss of business by Tenant. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to such failure or interruption. Landlord shall not be liable under any circumstances for injury to or death of any person or damage to or destruction of property, however, occurring, through or in connection with or incidential to the furnishing of or the failure to furnish any of the foregoing utilities or services or any other utilities or services.

          (b) Landlord makes no representation to Tenant regarding the adequacy or fitness of the heating, air conditioning or ventilation equipment in the Building to


                                      17.

maintain temperatures that may be required for, or because of, any of Tenant's equipment which uses other than the fractional horsepower normally required for office equipment, and Landlord shall have no liability for loss or damage suffered by Tenant or others in connection therewith. If the temperature otherwise maintained in any portion of the Premises by the heating, air conditioning or ventilation system is affected as a result of (i) any lights, machines or equipment (including without limitation electronic data processing machines) used by Tenant in the Premises, (ii) the occupancy of the Premises by more than one person per two hundred (200) square feet of rentable area therein, (iii) an electrical load for lighting or power in excess of the limits per square foot of rentable area of the Premises specified in Paragraph 10(c) below, or (iv) any rearrangement of partitioning or other improvements, Landlord shall have the right to install supplementary air conditioning units or other equipment Landlord reasonably deems appropriate in the Premises, and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord, as additional rent, upon demand by Landlord.

          (c) Tenant agrees it will not, without the written consent of Landlord, use any equipment, apparatus or device in the Premises (including, without limitation, electronic data processing machines, computers or machines using current in excess of 110 volts) which will, individually or in the aggregate, in any way cause the amount of electricity, water or heating, ventilation or air conditioning supplied to the Premises to exceed the amount usually furnished or supplied to premises being used as general office space, or connect with electric current (except through existing electrical outlets in the Premises) or with water pipes any equipment, apparatus or device for the purposes of using electric current or water. Landlord and Tenant agree that, for purposes of this Paragraph 10, the amount of electricity normally furnished to premises being used as general office space is .70 kilowatt hours per rentable square foot per month (excluding electric power used in supplying heating, ventilating and air conditioning). If Tenant shall require water or electric current in excess of that usually furnished or supplied to premises being used as general office space, Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and Landlord may cause an electric current or water meter to be installed in the Premises in order to measure the amount of electric current or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof; all charges for such excess water and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility); and any additional expense reasonably incurred by Landlord in keeping account of electric current or water so consumed shall be paid by Tenant, and Tenant


                                      18.

agrees to pay Landlord therefor, as additional rent, promptly upon demand by Landlord.

          (d) Tenant shall give reasonable notice in making any request for utilities required outside of Business Hours. Tenant agrees to pay, as additional rent, promptly on demand any and all costs reasonably incurred by Landlord in connection with providing any additional utilities and services Landlord may provide.

          (e) In the event any governmental authority having jurisdiction over the Real Property or the Building promulgates or revises any law, ordinance or regulation or building, fire or other code or imposes mandatory or voluntary controls or guidelines on Landlord or the Real Property or the Building relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions (collectively "Controls") or in the event Landlord is required or elects to make alterations to the Real Property or the Building in order to comply with such mandatory or voluntary Controls, Landlord may, in its sole discretion, comply with such Controls or make such alterations to the Real Property or the Building related thereto. Such compliance and the making of such alterations shall not constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant.

     11.  ACCESS CONTROL.

          (a) Landlord shall have the right from time to time to adopt such policies, procedures and programs as it shall, in Landlord's reasonable discretion, deem necessary or appropriate for the security of the Building, and Tenant shall cooperate with Landlord in the enforcement of, and shall comply with, the policies, procedures and programs adopted by Landlord insofar as the same pertain to Tenant, its agents, employees, contractors and invitees.

          (b) In no event shall Landlord be liable for damages resulting from any error with regard to the admission to or the exclusion from the Building of any person. In the case of invasion, mob, riot, public demonstration or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

          (c) In the event of any picketing, public demonstration or other threat to the security of the Building that is attributable in whole or in part to Tenant, Tenant shall reimburse Landlord for any costs reasonably incurred by Landlord in connection with such picketing, demonstration or other threat in order to protect the security of the Building, and Tenant


                                      19.

shall indemnify and hold Landlord harmless from and protect and defend Landlord against any and all claims, demands, suits, liability, damage or loss and against all reasonable costs and expenses, including reasonable attorneys' fees incurred in connection therewith, arising out of or relating to any such picketing, demonstration or other threat. Tenant agrees not to employ any person, entity or contractor for any work in the Premises (including moving Tenant's equipment and furnishings in, our or around the Premises) whose presence may give rise to a labor or other disturbance in the Building and, if necessary to prevent such a disturbance in a particular situation, Landlord may require Tenant to employ union labor for the work.

     12.  ASSIGNMENT AND SUBLETTING.

          (a) Restriction on Transfers. Tenant shall not, either voluntarily or by operation of law, (i) assign or transfer this Lease or any interest herein, (ii) sublet the Premises, or any part thereof, or (iii) enter into a license agreement or other arrangement whereby the Premises, or any portion thereof, are held or utilized by another party (each of the foregoing defined herein as a "Transfer"), without the express prior written consent of Landlord, which consent Landlord shall not unreasonably withhold, condition or delay.
Any such act (whether voluntary or involuntary, by operation of law or otherwise) without the consent of Landlord pursuant to the provisions of this Paragraph 12 shall, at Landlord's option, be void and/or constitute an Event of Default under this Lease. Consent to any Transfer shall neither relieve Tenant of the necessity of obtaining Landlord's consent to any future Transfer nor relieve Tenant from any liability under this Lease.

     By way of example and without limitation, the failure to satisfy any of the following conditions or standards shall be deemed to constitute sufficient grounds for Landlord to refuse to grant its consent to the proposed Transfer.

          (1) The proposed Transferee must expressly assume all of the provisions, covenants and conditions of this Lease on the part of Tenant to be kept and performed.

          (2) The proposed Transferee must satisfy Landlord's then current credit and other standards for tenants of the Building and, in Landlord's reasonable opinion, have the financial strength and stability to perform all of the obligations of the Tenant under this Lease (as they apply to the transferred space) as and when they fall due.

          (3) The proposed Transferee must be reasonably satisfactory to Landlord as to character and professional standing and must not, in Landlord's opinion, adversely affect the tenant mix in the Building.



                                      20.

      (4) The proposed use of the Premises by the proposed Transferee must be, in Landlord's opinion: (a) lawful; (b) appropriate to the location and configuration of the Premises; (c) not in conflict with any exclusive rights in favor of any other tenant or proposed tenant of the Building;
      (d) unlikely to cause an increase in insurance premiums for insurance policies applicable to the Building; (e) absent any new tenant improvements that Landlord would be entitled to disapprove pursuant to Paragraph V8 hereof; (f) unlikely to cause an increase in services to be provided to the Premises; (g) unlikely to create any increased burden in the operation of the Building, or in the operation of any of its facilities or equipment; and (h) unlikely to impair the dignity, reputation or character of the Building.

      (5) The proposed use of the Premises must not result in the division of the Premises into more than three (3) parcels or tenant spaces.

      (6) Tenant must pay to Landlord any security deposit which is consistent with prevailing market conditions for leases to comparable tenants in first-class office buildings in the San Francisco area.

      (7) At the time of the proposed Transfer, an Event of Default (as defined in paragraph 18(a) below) shall not have occurred and be continuing, and not event may have occurred that with notice, the passage of time, or both, would become an Event of Default.

      (8) The proposed Transferee shall not be a governmental entity or hold any exemption from the payment of ad valorem or other taxes which would prohibit Landlord from collecting from such Transferee any amounts otherwise payable under this Lease.

      (9) The proposed Transferee shall not be a then present tenant or affiliate or subsidiary of a then present tenant in the Building unless there is no other space available in the Building.

      (10) Landlord shall not be negotiating with, and shall not have at any time within the past sixty (60) days negotiated with, the proposed Transferee for space in the Building.

      (11) Any other conditions reasonably required by Landlord under the circumstances at such time in accordance with good business practices must be complied with.

     (b) Landlord's Right of First Offer; Termination Right. Except in the event of a proposed Transfer pursuant to Paragraph 12(e) or 12(f) below, Landlord shall have no obligation to consent or consider granting its consent to any proposed Transfer unless Tenant has first delivered to Landlord a written offer to enter into such Transfer with Landlord, which offer shall include the base rent and other economic terms of the proposed Transfer, the date upon which Tenant desires to effect such Transfer and all of the other material terms of the proposed Transfer ("Tenant's Offer"). Landlord shall have fifteen (15) days from receipt of Tenant's Offer within which to notify Tenant in writing of its decision to accept or reject such Transfer on the terms set forth in Tenant's Offer. If Landlord does not accept Tenant's Offer within such fifteen (15) day period, Tenant shall deliver to Landlord a second notice of such offer. If Landlord does not accept Tenant's Offer within five (5) days after receipt of such second notice, Tenant may enter into such Transfer with any bona fide independent third-party Transferee (as defined in Paragraph 12(c) below) within one hundred twenty (120) days of the end of such fifteen (15) day period, so long as such Transfer is for base rent not less than ninety-five percent (95%) of that offered to Landlord in Tenant's Offer and such Transfer otherwise contains terms not more than five percent (5%) more favorable economically to the Transferee than the terms stated in Tenant's Offer, taking into account all rent concessions, tenant improvements, and any other terms which have an economic impact on the Transfer; provided, however, that the prior written approval of Landlord for such Transfer must be obtained, and the other provisions of this Paragraph 12 must be complied with, all in accordance with this Paragraph 12. If Landlord accepts Tenant's Offer, Landlord and Tenant shall enter into an agreement for such Transfer within thirty (30) days of the date Landlord makes its election. If Landlord accepts Tenant's Offer, then (i) Landlord may enter into a new lease, sublease or other agreement covering the Premises or any portion thereof with the intended Transferee on such terms as Landlord and such Transferee may agree, or enter into a new lease or agreement covering the Premises or any portion thereof with any other person or entity, and in any such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such new lease or agreement, (ii) Landlord may, at Landlord's sole cost, construct improvements in the subject space and, so long as the improvements are suitable for general office purposes, neither Tenant nor Landlord shall have any obligation to restore the subject space to its original condition following the termination of a sublease, and (iii) Landlord shall not have any liability for any real estate brokerage commission(s) or with respect to any of the costs and expenses that Tenant may have incurred in connection with its proposed Transfer, and Tenant agrees to indemnify, defend and hold harmless Landlord from and against any and all claims (including, without limitation, claims for commissions) arising from such proposed Transfer.

     Except in the event of a proposed Transfer pursuant to paragraph 12(e) or 12(f) below, in the case of a proposed assignment of this Lease or a sublease of substantially the

                                      22.

entire Premises for substantially the balance of the term of this Lease, then in addition to the foregoing rights of Landlord. Landlord shall have the right, by notice to Tenant within fifteen (15) days after receipt of Tenant's Offer, to terminate this Lease, which termination shall be effective as of the date on which the intended assignment or sublease would have been effective if Landlord had not exercised such termination right. If Landlord elects to terminate this Lease, then from and after the date of such termination, Landlord and Tenant each shall have no further obligation to the other under this Lease with respect to the Premises except for matters occurring or obligations arising hereunder prior to the date of such termination.

     Landlord's foregoing rights and options shall continue throughout the entire term of this Lease.

          (c) Landlord's Approval Process. Tenant shall, in each instance of a proposed Transfer, give written notice to Landlord at least thirty (30) days prior to the effective date of any proposed Transfer, specifying in such notice
(i) the nature of the proposed Transfer, (ii) the portion of the Premises to be transferred, (iii) the intended use of the transferred Premises, (iv) all economic terms of the proposed Transfer, (v) the effective date thereof, (vi) the identity of the transferee under the proposed Transfer (the "Transferee"),
(vii) current financial statements of the Transferee, and (viii) detailed documentation relating to the business experience of the Transferee (collectively, "Tenant's Notice"). Tenant shall also promptly furnish Landlord with any other information reasonably requested by Landlord relating to the proposed Transfer or the proposed Transferee. Within twenty (20) days after receipt by Landlord of Tenant's Notice and any additional information and data requested by Landlord, Landlord shall notify Tenant of its determination to either (i) consent to the proposed Transfer, or (ii) refuse to consent to such proposed Transfer.

          (d)  Consideration for Transfer.  One hundred percent (100%) of all
(i) consideration paid or payable by Transferee to Tenant as consideration for any such Transfer, and (ii) rents received in connection with the Transfer by Tenant from Transferee in excess of the Rental payable by Tenant to Landlord under this Lease (net of actual out-of-pocket expenses incurred by Tenant for reasonable legal fees, brokers commissions not in excess of prevailing rates, and costs (amortized over the remaining term of the Lease) of tenant improvements in connection with such Transfer) shall be paid by Tenant to Landlord immediately upon receipt thereof by Tenant. If there is more than one sublease under this Lease, the amounts (if any) to be paid by Tenant to Landlord pursuant to the preceding sentence shall be separately calculated for each sublease and amounts due Landlord with regard to any one sublease may not be offset against rental and other consideration pertaining to or


                                      23.

due under any other sublease. Upon Landlord's request, Tenant shall assign to Landlord all amounts to be paid to Tenant by any Transferee and shall direct such Transferee to pay the same directly to Landlord.

     If this Lease is assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof is sublet, Landlord may, upon an Event of Default by Tenant hereunder, collect rent from the subtenant. In either event, Landlord may apply the amount collected from the assignee or subtenant to Tenant's monetary obligations hereunder. Neither Landlord's collection of rent from a Transferee nor any course of dealing between Landlord and any Transferee shall constitute or be deemed to constitute Landlord's consent to any Transfer.

          (e) Merger or Consolidation of Tenant; Major Changes. Any Transfer to any corporation or entity Controlled (as hereinafter defined) by Tenant and any merger, reorganization, refinancing, sale of all or substantially all of the assets of Tenant or other transaction which does not constitute a Major Change (as hereinafter defined) shall not require Landlord's consent but shall be subject to all of the other terms and conditions of this Paragraph 12. Any Major Change (as hereinafter defined) must be approved by Landlord in accordance with Paragraph 12(c) above and, without such approval, shall at Landlord's election to void and/or constitute an Event of Default. The term "Controlled" as used herein shall mean the ownership of (i) fifty percent (50%) or more of the voting stock of any corporation, or (ii) fifty percent (50%) or more of the ownership interests in any other entity and, if any such entity is a partnership, a general partner's interest in such partnership. The term "Major Change" as used herein shall mean any merger, reorganization, recapitalization, refinancing or other transaction or series of transactions involving Tenant which results in the net worth of Tenant and its consolidated subsidiaries immediately after such transaction(s) being less than fifty percent (50%) of the net worth of Tenant and its consolidated subsidiaries as of the end of the fiscal year immediately preceding the date of such Major Change.

          (f) Transfer of Partnership Interest or Corporate Stock. Except in the case of a Tenant described in Paragraph 12(e), a sale, transfer or assignment of a general partner's interest or any portion thereof in Tenant, if Tenant is a partnership, or a sale, transfer or assignment of twenty-five percent (25%) or more of the voting stock of Tenant (other than transfers through a major stock exchange) if Tenant is a corporation, whether such sale, transfer or assignment occurs in a single transaction or a series of transactions, shall be deemed a Transfer and require Landlord's consent in accordance with the procedures specified in Paragraph 12(c) above.


                                      24.

     (g) Documentation. Tenant agrees that any instrument by which Tenant assigns this Lease or any interest therein or sublets or otherwise Transfers all or any portion of the Premises shall expressly provide that the Transferee may not further assign this Lease or any interest therein or sublet the sublet space without Landlord's prior written consent (which consent shall be subject to the provisions of this Paragraph 12), and that the Transferee will comply with all of the provisions of this Lease and that Landlord may enforce the Lease provisions directly against such Transferee. No permitted subletting by Tenant shall be effective until there has been delivered to Landlord a counterpart of the sublease in which the subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of rent pertaining to the sublet space and for the performance of all of the terms and provisions of this Lease; provided, however, that the subtenant shall be liable to Landlord for rent only in the amount set forth in the sublease. No permitted assignment shall be effective unless and until there has been delivered to Landlord a counterpart of the assignment in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of the assignment. The failure or refusal of a subtenant or assignee to execute any such instrument shall not release or discharge the subtenant or assignee from its liability as set forth above.

     (h) Options Personal to Original Tenant. If Landlord consents to a Transfer hereunder and this Lease contains any renewal options, expansion options, rights of first refusal, rights of first negotiation or any other rights or options pertaining to additional space in the Building, such rights and/or options shall not run to the Transferee, it being agreed by the parties hereto that any such rights and options are personal to the original Tenant named herein and may not be transferred.

     (i) Encumbrance of Lease. Notwithstanding any provision of this Lease to the contrary, Tenant shall not mortgage, encumber or hypothecate this Lease or any interest herein without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Any such act without the prior written consent of Landlord (whether voluntary or involuntary, by operation of law or otherwise shall, at Landlord's option, be void and/or constitute an Event of Default under this Lease.

     (j) No Merger. The voluntary or other surrender of this Lease or of the Premises by Tenant or a mutual cancellation of this Lease shall not work a merger, and at the option of Landlord any existing subleases may be terminated or be deemed assigned to Landlord in which latter event the subleases or subtenants shall become tenants of Landlord.

     (k) Landlord's Costs. Tenant shall pay to Landlord the amount of Landlord's reasonable cost of processing each



                                      25.

proposed Transfer (including, without limitation, attorneys' and other professional fees, and the cost of Landlord's administrative, accounting and clerical time; collectively "Processing Costs"), and the amount of all reasonable direct and indirect expenses incurred by Landlord arising from the assignee or sublessee taking occupancy of the subject space (including, without limitation, costs of freight elevator operation for moving of furnishings and trade fixtures, security service, janitorial and cleaning service, and rubbish removal service). Notwithstanding anything to the contrary herein, Landlord shall not be required to process any request for Landlord's consent to a Transfer until Tenant has paid to Landlord the amount of Landlord's estimate of the Processing Costs and all other reasonable direct and indirect costs and expenses of Landlord and its agents arising from the assignee or subtenant taking occupancy.

     13. WAIVER; INDEMNIFICATION. Neither Landlord nor Landlord's agents, nor any shareholder, constituent partner or other owner of Landlord or any agent of Landlord, nor any contractor, officer, director or employee of any thereof shall be liable to Tenant and Tenant waives all claims against Landlord and such other persons for any injury to or death of any person or for loss of use of or damage to or destruction of property in or about the Premises or the Building by or from any cause whatsoever, including without limitation, earthquake or earth movement, gas, fire, oil, electricity or leakage from the roof, walls, basement or other portion of the Premises or the Building, unless caused by the gross negligence or willful misconduct of Landlord, its agents or employees. Tenant agrees to indemnify and hold Landlord, Landlord's agents, the shareholders, constituent partners and/or other owners of Landlord or any agent of Landlord, and all contractors, officers, directors and employees of any thereof (collectively, "Indemnitees"), and each of them, harmless from and to protect and defend each Indemnitee against any and all claims, demands, suits, liability, damage or loss and against all costs and expenses, including reasonable attorneys' fees incurred in connection therewith, (a) arising out of any injury or death of any person or damage to or destruction of property occurring in, on or about the Premises, from any cause whatsoever, unless caused by the gross negligence or willful misconduct of such Indemnitee, or (b) occurring in, on or about any facilities (including without limitation elevators, stairways, passageways or hallways) the use of which Tenant has in common with other tenants, or elsewhere in or about the Building or in the vicinity of the Building, when such claim, injury or damage is caused in whole or in part by the act, neglect, default, or omission of any duty by Tenant, its former or current agents, contractors, employees, invitees, or subtenants or other persons in or about the Building by reason of Tenant's occupancy of the Premises, or otherwise by any conduct of any of said persons in or about the Premises or the Real Property, or (c) arising from any failure of Tenant to observe or perform any of its

                                      26.

obligations hereunder. If any action or proceeding is brought against any of the Indemnitees by reason of any such claim or liability, Tenant, upon notice from Landlord, covenants to resist and defend at Tenant's sole expense such action or proceeding by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

     14.  INSURANCE.

          (a) At Tenant's expense, Tenant shall procure, carry and maintain in effect throughout the term of this Lease, in a form reasonably acceptable to Landlord and with such insurance companies as are reasonably acceptable to Landlord (which companies shall have a Best's rating of A-X or better), the following insurance coverage:

               (i) Commercial general liability insurance on an occurrence basis, with limits in an amount not less than $5,000,000 combined single limit per occurrence, for claims or losses arising out of or resulting from personal injury (including bodily injury), death and/or property damage sustained or alleged to have been sustained by any person for any reason on the Premises, for liability arising out of or resulting from Tenant's covenant in Paragraph 13 to indemnify Landlord and all other Indemnities, its agents and employees, and for contractual liability;

               (ii) All Risk Replacement Cost insurance with an agreed amount endorsement upon property of every description and kind owned by Tenant and located in the Premises and for Tenant's Extra Improvements and Alterations in an amount equal to 100% of the full replacement value thereof; and

               (iii) Workers' compensation insurance, in accordance with applicable law.

          (b) Not more often than every year and upon not less than sixty (60) days' prior written notice, Landlord may require Tenant to increase the insurance limits set forth in Paragraphs 14(a)(i) and 14(a)(ii) above to amounts which Landlord reasonably determines to be appropriate.

          (c) All policies of liability insurance so obtained and maintained shall be carried in the name of Tenant, name Landlord and Landlord's designated agents as additional insureds, and shall provide that the insurance policy so endorsed will be the primary insurance providing coverage for Landlord, and contain a cross-liability endorsement stating that the rights of insureds shall not be prejudiced by one insured making a claim or commencing an action against another insured. Any other liability insurance maintained by Landlord shall be excess and non-contributing. At Landlord's election, such

                                      27.

policies shall name the holder of any Superior Interest or any other interested party as an insured party under a standard mortgagee endorsement.

          (d) All insurance policies required under this Lease shall provide that the insurer shall not cancel, reduce, modify or fail to renew such coverage without thirty (30) days' prior written notice to Landlord. Tenant shall deliver certificates of all insurance required hereunder upon the commencement of the term of this Lease. In the event Tenant does not comply with the requirements of this Paragraph 14, Landlord may, at its option and at Tenant's expense, purchase such insurance coverage to protect Landlord. The cost of such insurance shall be paid to Landlord by Tenant, as additional rent, immediately upon demand therefor, together with interest at the Interest Rate until paid.

          (e) The parties release each other, and their respective authorized representatives, from any claims for loss or damage that are caused by or result from perils insured under any insurance policies carried by the parties in force at the time of any such damage. Each party shall cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any loss or damage covered by the policy. Neither party shall be liable to the other for any loss or damage caused by the insured risks under any insurance policy required by this Lease.

          (f) Landlord shall maintain in force throughout the term of this Lease commercial general liability insurance and an all-risk policy of casualty insurance and such other insurance coverage as Landlord reasonable elects to maintain, all in such amounts, on such terms and with such companies as Landlord may, from time to time, reasonably determine is appropriate.

     15.  PROTECTION OF LENDERS.

          (a) This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now or hereafter exist affecting the Building or the Real Property, or both, and to the lien of any mortgage or deed of trust in any amount or amounts whatsoever now or hereafter placed on or against the Building or the Real Property, or both, or on or against Landlord's interest or estate therein (such mortgages, deeds of trust and leases are referred to herein, collectively, as "Superior Interests"), all without the necessity of any further instrument executed or delivered by or on the part of Tenant for the purpose of effectuating such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of this Lease to any such Superior Interest as may reasonably be required by Landlord, provided



                                      28.

that such instruments shall contain the protection referred to in Paragraph
15(b).

          (b) Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust. Landlord shall use diligent efforts to obtain from any holder of a Superior Interest in existence as of the Commencement Date a written confirmation (in a separate writing or in a subordination agreement) of its concurrence with the provisions of this Paragraph 15(b).

          (c) Within ten (10) days after Landlord's written request, Tenant shall deliver to Landlord, or to any actual or prospective holder of a Superior Interest ("Holder") that Landlord designates, such financial statements as are reasonably required by such Holder to verify the financial condition of Tenant (or any assignee, subtenant or guarantor of Tenant). Tenant represents and warrants to Landlord and such Holder that each financial statement delivered by Tenant shall be accurate in all material respect as of the date of such statement. All financial statements shall be confidential and used only for the purposes stated herein, and prior to delivering any non-public financial information Tenant shall have the right to receive a written confidentiality agreement imposing reasonable restrictions on the use and disclosure of any such financial information.

          (d) If Landlord is in default, Tenant will accept cure of any default by any Holder whose name and address shall have been furnished to Tenant in writing. Tenant may not exercise any rights or remedies for Landlord's default unless Tenant gives notice thereof to each such Holder and the default is not cured within thirty (30) days thereafter or such greater time as may be reasonably necessary to cure such default. A default which cannot reasonably be cured within said 30-day period shall be deemed cured within said period if work necessary to cure the default is commenced within such time and proceeds diligently thereafter until the default is cured.

          (e) If any prospective Holder should require, as a condition of any Superior Interest, a modification of the provisions of this Lease, Tenant shall approve and execute any such modifications promptly after request, provided no such modification shall relate to the Rental payable hereunder or the length of the term hereof or otherwise materially alter the rights or obligations of Landlord or Tenant hereunder.


                                      29.

     16.  ENTRY BY LANDLORD.

          (a) Landlord reserves, and shall at all reasonable times have, the right to enter the Premises to inspect them; to supply janitorial service and any other service to be provided by Landlord hereunder; upon reasonable notice to submit the Premises to prospective purchasers, mortgagees or tenants; to post notices of nonresponsibility; and upon reasonable notice to alter, improve or repair the Premises and any portion of the Building as permitted or provided hereunder, all without abatement of Rental; and upon reasonable notice may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however, that any such entrance or work shall not reasonably interfere with Tenant's use of the Premises. If such entry is made as aforesaid, Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by such entry unless caused by the gross negligence or willful misconduct of Landlord. For each of the foregoing purposes, Landlord shall at all times have and retain a key and/or other access device with which to unlock all of the doors in, on and about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance and approved by Landlord); and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises, or any portion thereof.

          (b) Landlord shall also have the right at any time to change the arrangement or location or times of access of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building (provided no such change shall unreasonably interfere in any material respect with Tenant's use of the Premises), and to change the name, number or designation by which the Building is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction of Tenant, nor shall it entitle Tenant to any reduction of Rental hereunder or result in any liability of Landlord to Tenant.

     17. ABANDONMENT. Tenant shall not abandon the Premises or any part thereof at any time during the term hereof. Tenant understands that if Tenant leaves the Premises or any part thereof vacant, the risk of fire, other casualty and vandalism to the Premises and the Building will be increased. Accordingly, Tenant's abandonment of the Premises or any part thereof shall constitute an Event of Default hereunder regardless of whether Tenant continues to pay Basic Monthly Rental and other Rental under this Lease. If Tenant abandons or



                                      30.

surrenders all or any part of the Premises or is dispossessed of the Premises by process of law, or otherwise, any movable furniture, equipment, trade fixtures, or other personal property belonging to Tenant and left on the Premises shall at the option of Landlord be deemed to be abandoned and, whether or not the property is deemed abandoned, Landlord shall have the right to remove such property from the Premises and charge Tenant for the removal and any restoration of the Premises as provided in Paragraph 8(a). Landlord may charge Tenant for the storage of Tenant's property left on the Premises at such rates as Landlord may from time to time reasonably determine, or, Landlord may, at its option, store Tenant's property in a public warehouse at Tenant's expense. Notwithstanding the foregoing, neither the provisions of this Paragraph 17 nor any other provision of this Lease shall impose upon Landlord any obligation to care for or preserve any of Tenant's property left upon the Premises, and Tenant hereby waives and releases Landlord from any claim or liability in connection with the removal of such property from the Premises and the storage thereof and specifically waives the provisions of California Civil Code Section 1542 with respect to such release. Landlord's action or inaction with regard to the provisions of this Paragraph 17 shall not be construed as a waiver of Landlord's right to require Tenant to remove its property, restore any damage to the Building caused by such removal, an make any restoration required pursuant to Paragraph 8(a) hereof.


     18.  DEFAULT AND REMEDIES.

          (a) The occurrence of any one or more of the following events (each an "Event of Default") shall constitute a breach of this Lease by Tenant:

               (i) Tenant fails to pay any Basic Monthly Rental or additional monthly rent under Paragraph 4(b) hereof as and when such rent becomes due and payable and such failure continues for more than five (5) days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice, shall be required to establish an Event of Default in the same calendar year; or

               (ii) Tenant fails to pay any additional rent or other amount of money or charge payable by Tenant hereunder as and when such additional rent or amount or charge becomes due and payable and such failure continues for more than twenty (20) days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice, shall be required to establish an Event of Default in the same calendar year; or

               (iii) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or


                                      31.

observed by Tenant as and when performance or observance is due and such failure or breach continues for more than twenty (20) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of twenty (20) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of ten (10) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within a reasonable time; or

          (iv) Tenant (A) is generally not paying its debts as they become due,
(B) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (C) makes an assignment for the benefit of its creditors, (D) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property, or (E) takes action for the purpose of any of the foregoing; or

          (v) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within sixty (60) days, (A) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (B) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (C) ordering the dissolution, winding-up or liquidation of Tenant; or

          (vi) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within sixty (60) days; or

          (vii) Tenant abandons the Premises.

     (b) If an Event of Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

          (i) The worth at the time of award of all unpaid rent which had been earned at the time of termination;

                                      32.

               (ii) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

               (iii) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

               (iv) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

The "worth at the time of award" of the amounts referred to in clauses (i) and
(ii) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. The "worth at the time of award" of the amount referred to in clause (iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clauses
(i), (ii) and (iii) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under Articles 3 and 4 hereof.

          (c) Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have all of its rights and remedies including the right, pursuant to California Civil Code section 1951.4, to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

          (d) The remedies provided for in this Lease are in addition to all other remedies available to Landlord at law or in equity by statute or otherwise.

     19.  DAMAGE BY FIRE OR OTHER CASUALTY.

          (a) If the Premises are partially destroyed or damaged by fire or other casualty, Landlord shall, subject to Paragraphs 19(b), 19(c), 19(d) and 19(e) below, promptly repair such damage if, in Landlord's reasonable judgment, such repair


                                      33.

can be completed within ninety (90) days under the laws and regulations of the state, federal, county and municipal authorities having jurisdiction, and this Lease shall remain in full force and effect, provided that if there shall be damage to the Premises from any such cause and such damage is not the result of the act, neglect, default or omission of Tenant, its agents, employees, contractors or invitees, Tenant shall be entitled to a reduction of Basic Monthly Rental from the date of the destruction while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. Tenant's right to a reduction of Basic Monthly Rental under this Paragraph 19 shall be Tenant's sole remedy in connection with any such damage.


          (b) If such repairs cannot, in Landlord's reasonable judgment, be completed within ninety (90) days, or if such damage occurs during the last six
(6) months of the term of this Lease, Landlord shall have the option either (i) to repair such damage, this Lease continuing in full force and effect, but with the Basic Monthly Rental proportionately reduced (subject to the condition set forth in Paragraph 19(a) above), or (ii) to give notice to Tenant at any time within thirty (30) days after the occurrence of such damage terminating this Lease as of a date specified in such notice, which shall not be less than thirty (30) nor more than sixty (60) days after the giving of such notice. If such notice of termination is so given, the Lease and all interest of Tenant in the Premises shall terminate on the date specified in such notice, and the Basic Monthly Rental, reduced (subject to the condition set forth in Paragraph 19(a) above) in proportion to the area of the Premises rendered untenantable by the damage, shall be paid up to the date of such termination, Landlord hereby agreeing to refund to Tenant any Rental theretofore paid for any period of time subsequent to the termination date.

          (c) If the Building is damaged by fire or other casualty to the extent that the repair cost would exceed twenty percent (20%) or more of its replacement value, or if more than twenty percent (20%) of the rentable area of the Building is affected by fire or other casualty and repairs to the Building cannot, in Landlord's reasonable judgment, be completed within ninety
(90) days, or if insurance proceeds sufficient to complete the repairs are not available due to exercise of rights of a Holder to collect such proceeds, then in any such case, whether the Premises are damaged or not, Landlord shall have the right, at its option, to terminate this Lease by giving Tenant notice thereof within thirty (30) days of such casualty specifying the date of termination which shall not be less than thirty (30) nor more than sixty (60) days after the giving of such notice.

          (d) If the Premises are damaged by fire or other casualty not resulting in whole or in part from the negligence


                                      34.

or willful misconduct of Tenant or its employees, agents, contractors or subtenants and the repair to the Premises cannot, in Landlord's reasonable judgment, be completed within one hundred eighty (180) days, assuming the availability of labor and materials, Tenant, at its option, may terminate this Lease. Tenant's notice to Landlord of its election to terminate the Lease must be delivered to Landlord within thirty (30) days after the occurrence of such damage and the termination shall be as of a date specified in such notice which shall be no less than 30 days nor more than sixty (60) days after the giving of such notice. In the event of a termination of the Lease by Tenant under this Paragraph 19(d), the Basic Monthly Rental shall be reduced in the same manner as provided under Paragraph 19(b) above. If Tenant shall notify Landlord as to Tenant's election to terminate this Lease, Landlord shall have the right by giving Tenant notice within twenty (20) days of Tenant's election, to relocate Tenant in substantially similar office space in the Building within thirty (30) days of the date of Tenant's notice to Landlord and the Lease will then not be deemed to have been terminated. If Landlord so elects to relocate Tenant, Landlord shall bear the cost of moving Tenant to such other office space, and Tenant shall continue to pay Basic Monthly Rental and other Rental to Landlord as provided herein and Landlord shall bear the cost of any rental in excess thereof for such other office space. Tenant's occupancy of such other office space shall not exceed one (1) year from the date of Tenant's commencement of occupancy in such other office space, Landlord shall notify Tenant in writing not later than sixty (60) days prior to the expiration of such one-year period and upon expiration of such one-year period, this Lease shall terminate. In the event Landlord can complete such repairs within such one-year period, Landlord shall so notify Tenant in writing and shall move Tenant back into the Premises as soon as practicable after such repairs have been completed. The cost of moving Tenant back into the Premises shall be borne by Landlord.

     (e) Notwithstanding any of the provisions of this Lease, Landlord shall in no event be required to repair any injury or damage by fire or other cause whatsoever to, or to make any repairs or replacements of, any panelings, decorations, partitions, railings, ceilings, floor coverings, trade or office fixtures or any other property of, or improvements (including Tenant's Extra Improvements and any Alterations) installed on the Premises by or at the election of Tenant. Tenant hereby agrees to promptly repair any damage to Tenant's Extra Improvements and any Alterations at its sole cost and expense in the event that Landlord is required to, or elects to, repair the remainder of the Premises pursuant to Paragraphs 19(a) and 19(b) above.

                                      35.

          (f) Tenant hereby waives the provisions of subsection 2 of Section 1932, subsection 4 of Section 1933, and Sections 1941 and 1942 of the California Civil Code.

     20.  EMINENT DOMAIN.

          (a) If all or part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title or the right to possession vests in the condemnor.

          (b) If (i) a part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof; and (ii) Tenant is reasonably able to continue the operation of Tenant's business in that portion of the Premises remaining; and (iii) Landlord elects to restore the Premises to an architectural whole, then this Lease shall remain in effect as to said portion of the Premises remaining, and the Basic Monthly Rental payable from the date of the taking shall be reduced in the same proportion as the area of the Premises taken bears to the total area of the Premises. If, after a partial taking, Tenant is not reasonably able to continue the operation of its business in the Premises or Landlord elects not to restore the Premises as hereinabove described, this Lease may be terminated by either Landlord or Tenant by giving written notice to the other party within thirty
(30) days of the date of the taking. Such notice shall specify the date of termination which shall be not less than thirty (30) nor more than sixty (60) days after the date of said notice.

          (c) If a portion of the Building is taken, whether any portion of the Premises is taken or not, and Landlord determines that it is not economically feasible to continue operating the portion of the Building remaining, then Landlord shall have the option for a period of thirty (30) days after such determination to terminate this Lease. If Landlord determines that it is economically feasible to continue operating the portion of the Building remaining after such taking, then this Lease shall remain in effect, with Landlord, at Landlord's cost, restoring the Building to an architectural whole.

          (d) Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease or for the value of any improvements in or to the Premises. Tenant hereby assigns any such claim to the Landlord. Notwithstanding the foregoing, to the extent that the same shall not diminish Landlord's recovery for such taking, Tenant shall have the right


                                      36.

to make a claim directly to the entity expressing the power of eminent domain for moving expenses and for loss or damage to Tenant's trade fixtures, equipment and movable furniture.

          (e) Tenant hereby waives sections 1265.110 through 1265.160 of the California Code of Civil Procedure.

     21. HOLDING OVER. Any holding over after the expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall be construed to be a tenancy from month to month at the Basic Monthly Rental in effect on the date of such expiration or termination (subject to adjustment as provided in Paragraph 3(c) hereof) on the terms, covenants and conditions herein specified so far as applicable. Any holding over after the expiration or other termination of the term of this Lease without the written consent of Landlord shall be construed to be a tenancy at sufferance on all the terms set forth herein, except that the Basic Monthly Rental shall be an amount equal to: for the first thirty (30) days after such expiration or termination, one hundred fifty percent (150%) of the Basic Monthly Rental payable immediately prior to such holding over; and thereafter, two hundred percent (200%) of the Basic Monthly Rental payable by Tenant immediately prior to such holding over. Acceptance by Landlord of Rental after the expiration or termination of this Lease shall not constitute a consent by Landlord to any such tenancy from month to month or result in any other tenancy or any renewal of the term hereof. The provisions of this Paragraph are in addition to, and do not affect, Landlord's right to re-entry or other rights hereunder or provided by law.

     22.  PARKING.   (a) Tenant may lease on a monthly basis permits for parking on an up to six (6) automobiles in the parking lot located at 345 Brannan
Street (the "Lot") at the same monthly rates as are established from time to time by the owner or operator for other spaces in the Lot. The use by Tenant, its employees and invitees of the Lot shall be subject to the rules and regulations established from time to time by the owner or operator of the Lot. If Tenant has not rented the number of parking spaces to which it is entitled within three months after the Commencement Date, or if any time thereafter Tenant releases any parking space or spaces, Tenant shall lose its right to rent the number of parking spaces by which its entitlement under this Paragraph 22(a) exceeds the parking spaces actually rented, but Landlord shall use reasonable efforts to make such number of parking spaces available to


                                      37.

Tenant within six (6) months after Tenant delivers notice to Landlord of Tenant's desire to rent the same.

     (b) In addition to the parking rights granted pursuant to Paragraph 22(a), Tenant may lease on a month-to-month basis permits for parking up to an additional four (4) automobiles in the Lot, subject to the above-referenced rules and regulations. Either Landlord or Tenant may terminate any or all of such additional four (4) permits upon thirty (30) days notice to the other.

     23.  MISCELLANEOUS.

          (a) Limitation of Landlord's Liability. Any liability of Landlord (including without limitation Landlord's partners, shareholders, affiliates, agents, and employees) to Tenant under this Lease shall be limited to the equity interest of Landlord in the Building and Tenant agrees to look solely to such interest for the recovery of any judgment, it being intended that Landlord and such other persons shall not be personally liable for any deficiency or judgment. Notwithstanding any other provision of this Lease, Landlord shall not be liable for any consequential damages, nor shall Landlord be liable for loss of or damage to artwork, currency, jewelry, bullion, unique or valuable documents, securities or other valuables, or for other property not in the nature of ordinary fixtures, furnishings and equipment used in general administrative and executive office activities and functions. Wherever in this Lease Tenant (a) releases Landlord from any claim or liability, (b) waives or limits any right of Tenant to assert any claim against Landlord or to seek recourse against any property of Landlord or (c) agrees to indemnify Landlord against any matters, the relevant release, waiver, limitation or indemnity shall run in favor of and apply to Landlord, its agents, the constituent shareholders, partners or other owners of Landlord or its agents, and the directors, officers, and employees of Landlord and its agents and each such constituent shareholder, partner or other owner.

          (b) Sale by Landlord. In the event of a sale or conveyance of the Building by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transferor is concerned, Tenant agrees to look solely to the successor in interest of such transferor in and to the Building and this Lease. Tenant agrees to attorn to the successor in interest of such transferor. If Tenant provides Landlord with any security for Tenant's performance of its obligations hereunder, and Landlord transfers, or provides a credit with respect to, such security to the grantee or transferee of Landlord's interest in the Real Property, Landlord shall be released from any further responsibility or liability for such security.

                                      38.

          (c) Estoppel Letter. Tenant shall, at any time and from time to time within ten (10) days following request from Landlord, execute, acknowledge and deliver to Landlord a statement in writing, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), (ii) certifying that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, and that Tenant has no defenses to or offsets against its obligations under this Lease, or specifying such defaults, defenses or offsets if any are claimed, (iii) certifying the date that Tenant entered into occupancy of the Premises, (iv) certifying the amount of the Basic Monthly Rental and the Rental payable under Paragraph 4(b) and the date to which Rental is paid in advance, if any, and certifying that Tenant is entitled to no rent abatement or other economic concessions not specified in the Lease, (v) evidencing the status of this Lease as may be required either by a lender making a loan affecting, or a purchaser of, the Premises, the Building, the Real Property or any interest therein from Landlord, (vi) certifying the amount of the Deposit, if any, (vii) certifying that all Improvements to be constructed in the Premises by Landlord are completed (or specifying any obligations of Landlord respecting Improvements), and (viii) certifying such other matters relating to this Lease and/or the Premises as may reasonably be requested by a lender making a loan to Landlord or a purchaser of the Premises, the Building, the Real Property or any interest therein from Landlord. Any such statement may be relied upon by, and shall upon Landlord's request be addressed to, any prospective purchaser or encumbrancer of all or any portion of the Real Property or any interest therein; provided that, prior to delivering any non-public financial information, Tenant shall have the right to receive a written confidentiality agreement imposing reasonable restrictions on the use and disclosure of any such financial information. Tenant shall, within ten (10) days following request of Landlord, deliver such other documents including Tenant's financial statements as are reasonably requested in connection with the sale of, or loan to be secured by, the Real Property or any part thereof or interest therein. Tenant's failure to deliver said statement in the time required shall be conclusive upon Tenant that: (i) the Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rental under the Lease and (iii) no more than one month's Basic Monthly Rental has been paid in advance.

          (d) Financial Statements. On or before April 1 of each year, Tenant shall deliver to Landlord Tenant's financial statements ("Financial Statements") for the fiscal year of Tenant ended on the previous December 31, which Financial Statements shall include a combined balance sheet of Tenant and


                                      39.

its combined subsidiaries as at the end of such fiscal year, a combined statement of operations of Tenant and its combined subsidiaries for such fiscal year, and a certificate of Tenant's auditor (or, if audited Financial Statements are not available, then a certificate of Tenant's Chief Financial Officer) to the effect that such Financial Statements were prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition and operations of Tenant and its combined subsidiaries for and as at the end of such fiscal year. Landlord agrees that Landlord shall not disclose any non-public financial information except to Landlord's agents and advisors (and Landlord shall take reasonable steps to assure that such agents and advisors likewise agree not to disclose such non-public financial information), and that the Financial Statements shall be used solely for purposes related to Landlord's management and operation of, and investment in, the Real Property.

          (e) Right of Landlord To Perform. All terms and covenants of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's expense and without any reduction of Rental. If Tenant fails to pay any Rental hereunder or fails to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for twenty (20) days (or such shorter period as may be reasonable under emergency circumstances) after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may make any such payment or perform any such other term or covenant on Tenant's part to be performed but shall not be obligated to do so. All sums so paid by Landlord and all necessary costs of such performance by Landlord, together with interest thereon at the Interest Rate from the date of such payment or performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of non-payment thereof by Tenant as in the case of failure by Tenant in the payment of Rental hereunder.

          (f) Rules and Regulations. Tenant agrees to faithfully observe and to comply with the Building Rules and Regulations attached hereto as Exhibit B and incorporated herein by this reference, and all reasonable modifications of and additions thereto from time to time put into effect by Landlord which are applicable to all tenants of the Building and of which Tenant shall have notice. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of said Building Rules and Regulations. In the event any of the Building Rules and Regulations conflict with any express provision of this Lease, the provisions of this Lease shall govern.


                                      40.

          (g) Attorneys' Fees. In case any suit or other proceeding shall be brought for an unlawful detainer of the Premises or for the recovery of any Rental due under the provisions of this Lease or because of the failure of performance or observance of any other term or covenant herein contained on the part of Landlord or Tenant, the unsuccessful party in such suit or proceeding shall pay to the prevailing party therein reasonable attorneys' fees and costs which shall include fees and costs of any appeal, all as fixed by the Court. If Landlord or Tenant should be named as a defendant in any suit brought against the other in connection with Tenant's occupancy of the Premises under this Lease, the party defendant primarily responsible for the bringing of such suit shall pay to the other party its costs and expenses incurred in such suit and reasonable attorneys' fees.

          (h) Waiver of Jury Trial. If any action or proceeding between Landlord and Tenant to enforce the provisions of this Lease (including an action or proceeding between Landlord and the trustee or debtor in possession while Tenant is a debtor in a proceeding under any bankruptcy law) proceeds to trial, Landlord and Tenant hereby waive their respective rights to a jury in such trial.

          (i) Waiver. The failure of Landlord to object to or to assert any remedy by reason of Tenant's failure to perform or observe any covenant or term hereof or its failure to assert any rights by reason of the happening or non-happening of any condition hereof shall not be deemed a waiver of its right to assert and enforce any remedy it may have by reason of such failure on the part of Tenant or the happening or non-happening of such condition or a waiver of its rights to enforce any of its rights by reason of any subsequent failure of Tenant to perform or observe the same or any other term or covenant or by reason of the subsequent happening or non-happening of the same or any other condition. No custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of Landlord to insist upon performance and observance by Tenant in strict accordance with the terms hereof. The acceptance of Rental hereunder by Landlord shall not be deemed to be a waiver of any preceding failure of Tenant to perform or observe any term or covenant of this Lease, other than the failure of Tenant to pay the particular Rental so accepted, irrespective of any knowledge on the part of Landlord of such preceding failure at the time of acceptance of such Rental.

          (j) Light, Air and View. Tenant agrees that no diminution or shutting off of light, air or view by any structure which may be erected (whether or not by Landlord) on property adjacent to the Building shall in any way affect this Lease, entitle Tenant to any reduction of Rental hereunder or result in any liability of Landlord to Tenant.

          (k) Notices. All notices, demands, requests, advices or designations ("Notices") which may be or are required to be given by either party to the other hereunder shall be in writing. All Notices by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises, or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at Tenant's address for notices as set forth in the Summary of Lease Terms. All Notices by Tenant to Landlord shall be sufficiently given, made or delivered if personally served on Landlord, or sent by United States certified or registered mail, postage prepaid, addressed to Tenant at Tenant's address for notices as set forth in the Summary of Lease Terms. All Notices by Tenant to Landlord shall be sufficiently given, made or delivered if personally served on Landlord, or sent by United States certified or registered mail, postage prepaid, addressed to Landlord at Landlord's address for notices specified in Paragraph B of the Summary of Lease Terms. Each Notice shall be deemed received on the date of the personal service or three (3) days after the mailing thereof, in the manner herein provided, as the case may be.

          (l) Name. Tenant agrees that it shall not, without first obtaining the written consent of Landlord (which consent may be withheld in Landlord's sole and absolute discretion): (i) use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises, or (ii) use for any purpose any image of, rendering of, or design based on, the exterior appearance or profile of the Building.

          (m) Governing Law; Severability. This Lease shall in all respects be governed by and construed in accordance with the laws of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in effect.

          (n) Definitions and Paragraph Headings; Successors. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof. The provisions of this Lease shall inure to the benefit of and bind Landlord and Tenant and their respective heirs, executors, administrators, successors and permitted assigns. The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.


                                      42.

          (o)  Time.     Time is of the essence of this Lease with respect to
the payment of Rental and the performance of all obligations.

          (p)  Examination of Lease.    Submission of this instrument for
examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

          (q)  Brokerage.     Tenant covenants and represents that it has
negotiated this Lease directly with the Tenant's Broker(s) designated on the Summary of Lease Terms and has not acted by implication to authorize, nor has authorized, any other real estate broker or salesman to act for it in these negotiations. Tenant agrees to protect, defend, indemnify and hold Landlord harmless from any and all claims, loss, cost, damage and/or expense (including, without limitation, attorneys' fees and court costs) by any other real estate broker or salesperson or other entity or party for a commission or finder's fee as a result of Tenant's entering into this Lease to the extent Tenant has agreed to pay such commission or fee. Landlord agrees to protect, defend, indemnify and hold Tenant harmless from any and all claims, loss, cost, damage and/or expense (including, without limitation, attorneys' fees and court costs) by any real estate broker or salesperson or other entity or party for a commission or finder's fee as a result of Tenant's entering into this Lease to the extent Landlord has agreed to pay such commission or fee.

          (r)  Directory Board.    Landlord agrees to list Tenant's name on the
directory board in the lobby of the Building and in the elevator lobbies on the floors on which the Premises are located at Landlord's cost and expense; provided, however, any change to the initial listing or any additional listings shall be at Tenant's cost and expense. Landlord's acceptance of any name for listing on the directory board shall in no event be, or be deemed to be, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment, or other occupancy of the Premises.

          (s)  Authority.     If Tenant is a corporation (or other business
organization), Tenant and each person executing this Lease on behalf of Tenant represents and warrants to Landlord that (a) Tenant is duly incorporated (or organized) and validly existing under the laws of its state of incorporation (or organization), (b) Tenant is qualified to do business in California, (c) Tenant has full right, power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) the execution, delivery and performance of this Lease has been duly authorized by Tenant and each person signing this Lease on behalf of the Tenant is duly and validly authorized to do so. Concurrently with signing this Lease, Tenant shall deliver to Landlord a true and correct copy of


                                      43.

resolutions duly adopted by the board of directors or constituent partners or members of Tenant, certified by the secretary of Tenant to be true and correct, unmodified and in full force, which authorize and approve this Lease and authorize each person signing this Lease on behalf of Tenant to do so.

          (t)  Amendments.    This Lease may not be amended or modified in any
respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

          (u) Exhibits and Addenda; Entire Agreement. The Exhibits and Addenda referenced in the Summary of Lease Terms are a part of this Lease and are incorporated herein by this reference. In the event of any discrepancy between the Lease and any such Exhibit or Addendum, the Exhibit or Addendum shall control. This Lease is the entire and integrated agreement between Landlord and Tenant with respect to the subject matter of this Lease, the Premises and the Building. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Premises or the Building. There are no representations between Landlord and Tenant or between any real state broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any representations is solely upon representations expressly set forth in this Lease.



                                      44.

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.

                         LANDLORD:

                         SOMA PARTNERS, L.P., a California
                         limited partnership

                         By   SKS/Rosenberg, LLC, a
                              Delaware limited liability
                              company, general partner

                              By   Stein Kingsley Stein, a
                                   California corporation,
                                   Member

                                   By /s/ Paul E. Stein
                                     --------------------------

                                     Its    President
                                        -------------------

                              TENANT:

                              MICROMUSE INC., a Delaware
                              corporation

                              By: /s/ Christopher J. Dawes
                                 --------------------------

                                 Its:    President
                                    -----------------------




                                      45.

                                   EXHIBIT A


                                   FLOOR PLAN

                                   EXHIBIT A
                                   ---------


                             [MEZZANINE FLOOR PLAN]


                        [HUNTSMAN ASSOCIATES LETTERHEAD]

                                   EXHIBIT A
                                  (continued)
                                  -----------

                                    EXHIBIT B

                         BUILDING RULES AND REGULATIONS

      1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, would be prejudicial to the safety, character, reputation and interests of the Building and its tenants.

      2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of leased premises shall be inscribed, painted, affixed or otherwise displayed by any tenant either on its premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, or notice without notice to and at the expense of the Tenant.

            If Landlord shall have given such consent to any tenant at any time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice.

            No signs will be permitted on any entry door unless the door is glass. All glass door signs must be approved by Landlord. Signs or lettering shall be printed, painted, affixed or inscribed at the expense of the Tenant by a person approved by Landlord.

      3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom. Landlord reserves the right to restrict the amount of directory space utilized by Tenant.

      4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window on any premises without the prior written consent of Landlord. in any event, with the prior written consent of

Landlord, all such items shall be installed inside of Landlord's standard draperies and shall in no way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building.

      5. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 6 A.M. and at all hours on Saturdays, Sundays and holidays all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons.

            Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

            During any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

      6. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the property of any tenant by the janitor or any other employee or any other person. Janitorial service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include beating or cleaning of carpets or rugs or moving of furniture or other special services. Janitorial service will not be furnished on nights when rooms are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord, and at such intervals and such hours as Landlord shall deem appropriate.

      7. No tenant shall obtain for use upon its premises ice, drinking water, food, beverage, towel or other similar services, or accept barbering or bootblacking services in its premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.


                                       2.

      8. Each tenant shall see that the doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the Tenant or its employees leave such premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by ocher tenants or occupants of the Building or Landlord. On multiple-tenancy floors all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

      9. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of Landlord. If Landlord shall give its consent, the tenant shall in each case furnish Landlord with a key for any such lock.

      10. Landlord will furnish Tenant without charge with two (2) keys to each door lock provided in the Premises by Landlord. Landlord may make a reasonable charge for any additional keys. Tenant shall not have any such keys copied or any keys made. Each tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys of or to the Building, offices, rooms and toilet rooms which shall have been furnished to the Tenant or which the Tenant shall have had made. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay Landlord therefor.

      11. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

      12. No tenant shall use or keep in its premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than that supplied by Landlord.

      13. No tenant shall use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any premises or the Building.

      14. No cooking shall be done or permitted by any tenant on its premises, except that the preparation of coffee, tea, hot


                                       3.

chocolate and similar items for tenants and their employees shall be permitted, nor shall such premises be used for lodging.

      15. Except with the prior written consent of Landlord, no tenant shall sell, or permit the sale, at retail of newspapers, magazines, periodicals, theater tickets or any other goods or the merchandise in or on any premises, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, or any business or activity other than that specifically provided for in such tenant's lease.

      16. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to all premises shall be subject to the written approval of Landlord. All electrical appliances must be grounded and must meet UL Label Standards.

      17. No tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls of the Building.

      18. No tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

      19. No furniture, freight, equipment, packages or merchandise will be received in the Building or carried up or down the elevators, except between such hours, through such entrances and in such elevators as shall be designated by Landlord. Landlord reserves the right to require that moves be scheduled and carried out during nonbusiness hours of the Building. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Tenant.


                                       4.

      20. No tenant shall overload the floor of its premises or mark, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface such premises or any part thereof.

      21. There shall not be used in any space, or in the public areas of the Building, either by any tenant or others any hand trucks except those equipped with rubber tires and side guards. No other vehicles of any kind shall be brought by any tenant into or kept in or about any premises in the Building.

      22. Each tenant shall store all its trash and garbage within the interior of its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature chat it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

      23. Canvassing, soliciting, distribution of handbills and other written materials and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

      24. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

      25. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

      26. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

      27. These Rules and Regulations may be changed from time to time, as Landlord may deem appropriate, and are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants and conditions of the Lease.


                                       5.

                                  OFFICE LEASE
                             SUMMARY OF LEASE TERMS


139 Townsend Street                                    San Francisco, California

A.    Date: March 25, 1997

B.    Landlord: SOMA PARTNERS, L.P., a California limited partnership

      Landlord's address for notices:        c/o Stein Kingsley Stein
      [Paragraph 22(j)]
                                             235 Montgomery Street
                                             Suite 1810
                                             San Francisco, CA 94104

C.    Tenant: MICROMUSE INC., a Delaware corporation

      Tenant's address for notices:          139 Townsend Street
        [Paragraph 22(j)]                    San Francisco, CA 94107

      Tenant Contact Person:                 Mr. Christopher Dawes

D.    Floor(s) on which Premises situated: 5th and Mezzanine
      [Paragraph 1(g)]

E.    Rentable area of Premises:   Suite 500:         7,105 rsf
      [Paragraph 1(g)]             Mezzanine:         4,130 rsf
                                   Total    :        11,235

F.    Tenant's Percentage Share:   19.65%
      [Paragraph l(l)]

G.    Base Expense Year: 1997
      [Paragraph 1(a)]

H.    Base Tax Year: 1997
      [Paragraph 1(b)]

I.    Term; Commencement and Expiration Dates:
      [Paragraph 2]
           five (5) years, commencing on May 1, 1997, and expiring on April 30, 2002.

J.    Basic Monthly Rental:   $20,997.00 ($14,802 for Suite 500
      [Paragraph 3(a)]        and $6,195 for Mezzanine)

      Basic Annual Rental:    $251,965 ($177,625 for Suite 500
                              and $74,340 for Mezzanine)


                                       i.

K.    CPI Adjustment Dates:   N/A
      [Paragraph 3(c)]

L.    Security Deposit:       $37,170
      [Paragraph 3(e)]

M.    Landlord's Broker(s):   None
      [Paragraph 23(p)]

N.    Tenant's Broker(s):     None
      [Paragraph 23(p)]

0.    Exhibits and addenda:   Exhibit A - Floor Plan
      [Paragraph 23(t)]       Exhibit B - Building Rules and
                                          Regulations

The provisions of the Lease identified above in brackets are those provisions where references to particular Lease Terms appear. Each such reference shall incorporate the applicable Lease Terms. In the event of any conflict between the Summary of Lease Terms and the Lease, the latter shall control.

                                    LANDLORD:

                                    SOMA PARTNERS, L.P., a California
                                    limited partnership

                                    By  SKS/Rosenberg, LLC, a
                                        Delaware limited liability
                                        company, general partner

                                        By  Stein Kingsley Stein, a
                                            California corporation,
                                            Member

                                            BY  [sig]
                                                -----------------------------
                                                Its  President
                                                     ------------------------


                      (Signatures Continued on Next Page)


                                      ii.

                                    TENANT:

                                    MICROMUSE INC., a Delaware
                                    Corporation


                                    By:  [sig]
                                         ------------------------------

                                         Its:  President
                                               ------------------------

                                TABLE OF CONTENTS


1.     DEFINITIONS............................................................ 1

2.     TERM................................................................... 6

3.     RENTAL; SECURITY DEPOSIT............................................... 7

4.     TENANT'S SHARE OF OPERATING EXPENSES AND REAL PROPERTY TAXES........... 9

5.     OTHER TAXES PAYABLE BY TENANT..........................................11

6.     USE....................................................................12

7.     COMPLIANCE WITH LAWS/ENVIRONMENTAL MATTERS.............................13

8.     ALTERATIONS; LIENS.....................................................14

9.     MAINTENANCE AND REPAIR.................................................16

10.    SERVICES...............................................................16

11.    ACCESS CONTROL.........................................................19

12.    ASSIGNMENT AND SUBLETTING..............................................20
       (a)    Restriction on Transfers........................................20
       (b)    Landlord's Right of First Offer; Termination
              Right...........................................................21
       (c)    Landlord's Approval Process.....................................23
       (d)    Consideration for Transfer......................................23
       (e)    Merger or Consolidation of Tenant: Major Changes................24
       (f)    Transfer of Partnership Interest or Corporate
              Stock...........................................................24
       (g)    Documentation .. . . ...........................................24
       (h)    Options Personal to Original Tenant.............................25
       (i)    Encumbrance of Lease............................................25
       (j)    No Merger.......................................................25
       (k)    Landlord's Costs................................................25

13.    WAIVER; INDEMNIFICATION................................................26
14.    INSURANCE..............................................................27
15.    PROTECTION OF LENDERS..................................................28
16.    ENTRY BY LANDLORD......................................................29
17.    ABANDONMENT............................................................30
18.    DEFAULT AND REMEDIES...................................................31


                                       iv.

19.    DAMAGE BY FIRE OR OTHER CASUALTY.......................................33
20.    EMINENT DOMAIN.........................................................35
21.    HOLDING OVER...........................................................36
22.    PARKING................................................................37
23.    MISCELLANEOUS..........................................................38

       (a)    Limitation of Landlord's Liability..............................38
       (b)    Sale by Landlord................................................38
       (c)    Estoppel Letter.................................................38
       (d)    Financial Statements............................................39
       (e)    Right of Landlord To Perform....................................40
       (f)    Rules and Regulations...........................................40
       (g)    Attorneys' Fees.................................................40
       (h)    Waiver of Jury Trial............................................41
       (i)    Waiver..........................................................41
       (j)    Light, Air and View.............................................41
       (k)    Notices.........................................................41
       (1)    Name............................................................42
       (m)    Governing Law; Severability.....................................42
       (n)    Definitions and Paragraph Headings; Successors..................42
       (o)    Time............................................................42
       (p)    Examination of Lease............................................42
       (q)    Brokerage.......................................................43
       (r)    Directory Board.................................................43
       (s)    Authority.......................................................43
       (t)    Amendments......................................................44
       (u)    Exhibits and Addenda; Entire Agreement..........................44

EXHIBIT A  FLOOR PLAN
EXHIBIT B  BUILDING RULES AND REGULATIONS


                                       v.